Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Report of FullCircle Registry, Inc., (the “Company”) on Form 10-Q for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Norman L. Frohreich, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 3(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and result of operations of the company.

/s/ Norman L. Frohreich

Norman L. Frohreich, Chief Executive Officer &

Principal Accounting Officer

November 20, 2015